UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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HP INC.

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Source: HP Inc.

March 02, 2020 11:40 ET

HP to Review Unsolicited Exchange Offer from Xerox

No Shareholder Action Required at this Time

PALO ALTO, Calif., March 02, 2020 (GLOBE NEWSWIRE) -- HP Inc. (NYSE: HPQ) today confirmed that Xerox Holdings Corporation (“Xerox”) has commenced an unsolicited exchange offer to acquire all outstanding shares of HP common stock for consideration consisting of cash, Xerox common stock, or a combination thereof (the “Offer”).

The HP Board of Directors (the “Board”) will, consistent with its fiduciary duties and in consultation with its independent financial and legal advisors, carefully review and evaluate the Offer to determine the course of action that the Board believes is in the best interests of the Company and all HP shareholders. HP shareholders are advised to take no action at this time pending the Board’s review and evaluation of the Offer.

HP intends to advise shareholders of the Board’s position regarding the Offer within ten business days by making available to shareholders a solicitation/recommendation statement on Schedule 14D-9, to be filed with the U.S. Securities and Exchange Commission and published on HP’s website at www.hp.com.

Advisors

Goldman Sachs & Co. LLC and Guggenheim Securities, LLC are serving as financial advisors, and Wachtell, Lipton, Rosen & Katz is legal advisor, to HP.

Important Information

This document is not an offer to purchase or a solicitation of an offer to sell any securities.  HP will file with the SEC a solicitation/recommendation statement on Schedule 14D-9.  Any solicitation/recommendation statement filed by HP that is required to be mailed to shareholders will be mailed to HP shareholders. HP STOCKHOLDERS ARE ADVISED TO READ HP’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain free copies of the solicitation/recommendation statement on Schedule 14D-9 (when available), as well as any other documents filed by HP with the SEC, without charge at the SEC’s website at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from HP by directing a request to Investor Relations, 1501 Page Mill Road, Palo Alto, CA 94304, or by calling (650) 857-1501.

HP has filed a preliminary proxy statement with the SEC in connection with the solicitation of proxies for the 2020 Annual Meeting of Shareholders, and a definitive proxy statement and a WHITE proxy card will be filed with the SEC and mailed to HP’s shareholders. HP SHAREHOLDERS ARE URGED TO READ ANY PROXY STATEMENT AND OTHER RELEVANT MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain free copies of these and other SEC filings made by HP (when available) without charge from the sources indicated above.

Certain Information Concerning Participants

HP and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies under the rules of the SEC. Information regarding the names, affiliations and interests of HP’s directors and executive officers is set forth in the preliminary proxy statement for the 2020 Annual Meeting of Shareholders and will be set forth in the definitive proxy statement. Shareholders may obtain free copies of these documents without charge from the sources indicated above.

About HP Inc.
HP Inc. (NYSE: HPQ) creates technology that makes life better for everyone, everywhere. Through our product and service portfolio of personal systems, printers and 3D printing solutions, we engineer experiences that amaze. More information about HP Inc. is available at www.hp.com.

Editorial contacts

HP Inc. Media Relations
MediaRelations@hp.com

HP Inc. Investor Relations
InvestorRelations@hp.com

Enrique Lores
President & CEO

Xerox’s unsolicited exchange offer

Restricted – Internal use only
To All HP Employees

Team,

Today, we issued a press release confirming that Xerox has commenced an unsolicited exchange offer to acquire all outstanding shares of HP common stock for consideration consisting of cash, Xerox common stock, or a combination thereof. The Board will, consistent with its fiduciary duties and in consultation with its independent financial and legal advisors, carefully review and evaluate the offer to determine the course of action it believes is in the best interests of the Company and all HP shareholders.

In terms of next steps, once the Board has reached a decision, the Board’s position regarding the offer will be publicly available in our filings with the U.S. Securities and Exchange Commission (SEC) and on our website. In the meantime, we have advised HP shareholders to take no action pending the Board’s review and evaluation of the offer.

We are restricted in what we can say about Xerox’s offer until we have advised shareholders of the Board’s position. As such, we are going to shift the timing of this quarter’s All Employee Meeting. We will share the new date and time separately.

In these types of situations, it is common to see a number of press releases and regulatory filings from both sides, and it is likely that the news coverage will continue to increase. I know we will remain focused on our business as we execute against our goals.

Thank you for everything you are doing to deliver for our customers and partners. Look forward to speaking soon.

Saludos,

Enrique

Important Information

This document is not an offer to purchase or a solicitation of an offer to sell any securities. HP will file with the SEC a solicitation/recommendation statement on Schedule 14D-9. Any solicitation/recommendation statement filed by HP that is required to be mailed to shareholders will be mailed to HP shareholders. HP STOCKHOLDERS ARE ADVISED TO READ HP’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain free copies of the solicitation/recommendation statement on Schedule 14D-9 (when available), as well as any other documents filed by HP with the SEC, without charge at the SEC’s website at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from HP by directing a request to Investor Relations, 1501 Page Mill Road, Palo Alto, CA 94304, or by calling (650) 857-1501.

HP has filed a preliminary proxy statement with the SEC in connection with the solicitation of proxies for the 2020 Annual Meeting of Shareholders, and a definitive proxy statement and a WHITE proxy card will be filed with the SEC and mailed to HP’s shareholders. HP SHAREHOLDERS ARE URGED TO READ ANY PROXY STATEMENT AND OTHER RELEVANT MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain free copies of these and other SEC filings made by HP (when available) without charge from the sources indicated above.

Certain Information Concerning Participants

HP and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies under the rules of the SEC. Information regarding the names, affiliations and interests of HP’s directors and executive officers is set forth in the preliminary proxy statement for the 2020 Annual Meeting of Shareholders and will be set forth in the definitive proxy statement. Shareholders may obtain free copies of these documents without charge from the sources indicated above.